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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2001


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2000, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2000-4)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                     333-96403               33-0727357
         --------                     ---------               ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         3 Ada
         Irvine, California                                     92618
         ------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On October 30, 2000, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2000 (the "Agreement"), amended by Amendment No. 1, dated as of December 21, 2000, attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). The Certificates consist of seven classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $70,272,512.90 as of October 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated October 27, 2000, among Option One, Option One Owner Trust 2000-2 and Option One Owner Trust 2000-3, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated October 27, 2000, between Option One and the Depositor (the "Option One Purchase Agreement"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated October 27, 2000 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

Item 7.  Financial Statements and Exhibits

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



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                                       -3-




Exhibit No.                                      Description
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    4.1                   Amendment No. 1, dated as of December 21, 2000, by and
                          among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank Minnesota, N.A. as Trustee, to the Pooling and Servicing Agreement, dated as of October 1, 2000, by and among Option One
                          Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank Minnesota, N.A. as Trustee, relating to the Series 2000-4 Certificates.





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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 11, 2001

                                               OPTION ONE MORTGAGE
                                               ACCEPTANCE CORPORATION


                                               By:      /s/ William O'Neill
                                                        -------------------
                                               Name:    William O'Neill
                                               Title:   Treasurer





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                                                 Index to Exhibits
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
                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           4.1              Amendment No. 1, dated as of December 21,                                 7
                            2000, by and among Option One Mortgage Acceptance
                            Corporation as Depositor, Option One Mortgage
                            Corporation as Master Servicer and Wells Fargo Bank
                            Minnesota, N.A. as Trustee, to the Pooling and
                            Servicing Agreement, dated as of October 1, 2000, by
                            and among Option One Mortgage Acceptance Corporation
                            as Depositor, Option One Mortgage Corporation as
                            Master Servicer and Wells Fargo Bank Minnesota, N.A.
                            as Trustee, relating to the Series 2000-4
                            Certificates.